Exhibit 99.10

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SIDLEY AUSTIN LLP
Thomas R. Califano (24122825)
Rakhee V. Patel (00797213)
Jeri Leigh Miller (24102176)
2021 McKinney Avenue, Suite 2000
Dallas, Texas 75201
Telephone:	(214) 981-3300
Facsimile:	(214) 981-3400
Email:	tom.califano@sidley.com
rpatel@sidley.com
jeri.miller@sidley.com

SIDLEY AUSTIN LLP
Andres Barajas (admitted pro hac vice)
Weiru Fang (admitted pro hac vice)
787 Seventh Avenue
New York, New York 10019
Telephone:	(212) 839-5300
Facsimile:	(212) 839-5599
Email:	andres.barajas@sidley.com
weiru.fang@sidley.com

Attorneys for the Debtors

and Debtors in Possession

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE NORTHERN DISTRICT OF TEXAS

DALLAS DIVISION

In re:		Chapter 11
EBIX, INC., et al.[1]		Case No. 23-80004 (SWE)
	Debtors.	(Jointly Administered)

[1]

The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, as applicable, are: Ebix, Inc. (1975), Vertex, Incorporated (6295), P.B. Systems, Inc. (9074), Ebix Consulting, Inc. (6666), Ebix US, LLC (N/A), Facts Services, Inc. (1348), Doctors Exchange, Inc. (N/A), Ebix International LLC (N/A), Agency Solutions.com, LLC d/b/a Health Connect LLC (N/A), ConfirmNet Corporation (2737), A.D.A.M., Inc. (8070), and Ebix Latin America, LLC (N/A). The Debtors’ mailing address is 1 Ebix Way, Johns Creek, Georgia 30097.

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GLOBAL NOTES FOR THE

JANUARY 2024 MONTHLY OPERATING REPORTS

On December 17, 2023, (the “Petition Date”) Ebix, Inc. and its affiliated debtors in the above-captioned chapter 11 cases (each a “Debtor” and, collectively, the “Debtors”) commenced voluntary cases (the “Chapter 11 Cases”) under chapter 11 of title 11, United States Code, §§ 101 et seq. (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Texas (the “Court”).

The Debtors continue to operate their business and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. The Chapter 11 Cases have been consolidated for procedural purposes only and are being jointly administered under case number 23-80004 (SWE).

1.

General Methodology: The Debtors are filing this monthly operating report (the “MOR”) solely for purposes of complying with the monthly operating requirements of the Debtors’ Chapter 11 Cases. The financial information contained herein is unaudited, limited in scope, and as such, has not been subjected to procedures that would typically be applied to financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The MOR should not be relied on by any persons for information relating to current or future financial condition, events, or performance of any of the Debtors or their affiliates, as the results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year, and may not necessarily reflect the combined results of operations, financial position, and schedule of receipts and disbursements in the future. There can be no assurance that such information is complete, and the MOR may be subject to revision. The following notes, statements, and limitations should be referred to, and referenced in connection with, any review of the MOR.

2.

Basis of Presentation: For financial reporting purposes, the Debtors prepare consolidated financial statements, which include information for Ebix Inc., and its Debtor affiliates. This MOR only contains financial information of the Debtors, and has been prepared on a condensed combined basis. The Debtors are maintaining their books and records in accordance with U.S. GAAP and the information furnished in this MOR uses the Debtors’ normal accrual method of accounting. In preparing the MOR, the Debtors relied on financial data derived from their books and records that was available at the time of preparation. Nevertheless, in preparing this MOR, the Debtors made reasonable efforts to supplement the information set forth in their books and records with additional information concerning transactions that may not have been identified therein. Subsequent information or discovery may result in material changes to the MOR and errors or omissions may exist. Notwithstanding any such discovery, new information, or errors or omissions, the Debtors do not undertake any obligation or commitment to update this MOR. Due to subsequent information obtained, the financial statements and certain of the cumulative amounts presented in this MOR reflect adjustments made to the financial statements contained in the previously filed December 2023 monthly operating reports. The financial statements presented herein reflect the book values of the Debtor entities of Ebix Inc., and, as a result, do not reflect the going concern valuation of the Debtors. The Company is not liable for and undertakes no responsibility to indicate variations from securities laws or for any evaluations of the Company based on this financial information or any other information.

2

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3.	Reporting Period: Unless otherwise noted herein, the MOR generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period.

4.

Accuracy: The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable nonbankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information.

5.	Investments in Subsidiaries: The book basis for investments in subsidiaries are not representative of the fair value or net assets of Debtor and non-debtor subsidiaries.

6.

Payments of Prepetition Claims Pursuant to First Day Orders: Following the Petition Date, the Court entered certain orders authorizing, but not directing, the Debtors to, among other things, pay certain (a) insurance obligations; (b) employee wages, salaries, additional compensation, contractor obligations, and employee benefit programs; (c) taxes and fees; (d) utilities; (e) service charges and other fees, costs, and expenses charged by the Debtors’ cash management banks; and (f) certain critical vendor payments.

7.

Insiders: For purposes of this MOR, the Debtors defined “insiders” pursuant to section 101(31) of the Bankruptcy Code as: (a) directors; (b) officers; (c) persons in control of the Debtors; (d) relatives of the Debtors’ directors, officers, or persons in control of the Debtors; and (e) Debtor and non-Debtor affiliates of the foregoing. Moreover, the Debtors do not take a position with respect to: (a) any insider’s influence over the control of the Debtors; (b) the management responsibilities or functions of any such insider; (c) the decision making or corporate authority of any such insider; or (d) whether the Debtors or any such insider could successfully argue that he or she is not an “insider” under applicable law, with respect to any theories of liability, or for any other purpose.

8.

Payments to Insiders: All payments made by the Debtors to “Insiders,” as such term is defined in 11 U.S.C. § 101(31), included wage compensation and benefits in the ordinary course due to those individuals. This information is available upon request.

9.

Postpetition Borrowing: Following the Petition Date, the Court approved debtor-in-possession borrowing as set forth in the Final Order (I) Authorizing (A) Postpetition Financing, and (B) The Use of Cash Collateral; (II) Granting Liens and Providing Superpriority Administrative Expense Claims; (III) Granting Adequate Protection to Prepetition Lenders; (IV) Modifying the Automatic Stay; and (V) Granting Related Relief [Docket No. 255].

3

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10.

Interest on Prepetition Borrowing: The Debtors are unable to determine whether it is probable that interest on prepetition borrowing for the period following the Petition Date will be an allowed claim. As a result, interest on prepetition borrowing has not been accrued in the financial information herein.

11.	Bank Accounts: All the bank accounts were established prefiling in the name of Ebix, Inc. All of these bank accounts are utilized for all of the Debtors.

12.

Internal Transfers: Internal transfers between the Debtors are not included as receipts in the financial statements for each Debtor. Because the Monthly Operating Reports have not been prepared on a consolidated basis, this has resulted in negative cash balances for some Debtors.

13.	Estimation of Claims: The amounts of Secured, Unsecured, and Priority Claims reported in the Monthly Operating Reports are estimated based on the Debtors’ available information.

14.

Attachments and Exhibits: Bank statements and other supporting documents and exhibits for all Debtors are attached to the Monthly Operating Report of Ebix, Inc. Any documents, exhibits, or statements attached to the Monthly Operating Report of Ebix, Inc. are incorporated by reference into the Monthly Operating Report for all Debtors.

15.

Reservation of Rights: The Debtors reserve all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate, but shall be under no obligation to do so. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their Chapter 11 Cases.

* * * END OF GLOBAL NOTES * * *

4

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UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DALLAS

In Re. ConfirmNet Corporation	§	Case No. 23-80012
§
	§	Lead Case No. 23-80004
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 01/31/2024	Petition Date: 12/17/2023

Months Pending: 2	Industry Classification: 5 1 8 2

Reporting Method:	Accrual Basis	Cash Basis

Debtor’s Full-Time Employees (current):		0

Debtor’s Full-Time Employees (as of date of order for relief):		0

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒	Statement of cash receipts and disbursements
☒	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒	Statement of operations (profit or loss statement)
☒	Accounts receivable aging
☐	Postpetition liabilities aging
☐	Statement of capital assets
☐	Schedule of payments to professionals
☐	Schedule of payments to insiders
☐	All bank statements and bank reconciliations for the reporting period
☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Amit K. Garg	Amit K. Garg
Signature of Responsible Party	Printed Name of Responsible Party

02/21/2024	1 Ebix Way
Date	Johns Creek, GA 30097
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

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Debtor’s Name ConfirmNet Corporation	Case No. 23-80012

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$0

b.	Total receipts (net of transfers between accounts)	$0	$0

c.	Total disbursements (net of transfers between accounts)	$0	$0

d.	Cash balance end of month (a+b-c)	$0

e.	Disbursements made by third party for the benefit of the estate	$0	$0

f.	Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$7,569,667

b.	Accounts receivable over 90 days outstanding (net of allowance)	$7,351,631

c.	Inventory (Book Market Other (attach explanation))	$0

d	Total current assets	$7,614,981

e.	Total assets	$24,230,408

f.	Postpetition payables (excluding taxes)	$425,309

g.	Postpetition payables past due (excluding taxes)	$0

h.	Postpetition taxes payable	$1,004

i.	Postpetition taxes past due	$0

j.	Total postpetition debt (f+h)	$426,313

k.	Prepetition secured debt	$0

l.	Prepetition priority debt	$0

m.	Prepetition unsecured debt	$9,674,604

n.	Total liabilities (debt) (j+k+l+m)	$10,100,916

o.	Ending equity/net worth (e-n)	$14,129,492

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0

b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0

c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$97,378

b.	Cost of goods sold (inclusive of depreciation, if applicable)	$490,804

c.	Gross profit (a-b)	$-393,425

d.	Selling expenses	$0

e.	General and administrative expenses	$55,425

f.	Other expenses	$0

g.	Depreciation and/or amortization (not included in 4b)	$0

h.	Interest	$0

i.	Taxes (local, state, and federal)	$0

j.	Reorganization items	$0

k.	Profit (loss)	$-448,850	$-627,972

UST Form 11-MOR (12/01/2021)	2

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Debtor’s Name ConfirmNet Corporation	Case No. 23-80012

Part 5: Professional Fees and Expenses
				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
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v
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Debtor’s Name ConfirmNet Corporation	Case No. 23-80012

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Debtor’s Name ConfirmNet Corporation	Case No. 23-80012

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
i
ii
iii
iv
v
vi
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ix
x
xi
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Debtor’s Name ConfirmNet Corporation	Case No. 23-80012

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Debtor’s Name ConfirmNet Corporation	Case No. 23-80012

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c.	All professional fees and expenses (debtor & committees)	$ 0	$ 0	$ 0	$ 0

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Debtor’s Name ConfirmNet Corporation	Case No. 23-80012

Part 6: Postpetition Taxes	Current Month	Cumulative
a. Postpetition income taxes accrued (local, state, and federal)	$0	$0

b. Postpetition income taxes paid (local, state, and federal)	$0	$0

c. Postpetition employer payroll taxes accrued	$1,004	$1,004

d. Postpetition employer payroll taxes paid	$0	$0

e. Postpetition property taxes paid	$0	$0

f. Postpetition other taxes accrued (local, state, and federal)	$0	$0

g. Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
a. Were any payments made on prepetition debt? (if yes, see Instructions)	Yes	No
b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes	No
c. Were any payments made to or on behalf of insiders?	Yes	No
d. Are you current on postpetition tax return filings?	Yes	No
e. Are you current on postpetition estimated tax payments?	Yes	No
f. Were all trust fund taxes remitted on a current basis?	Yes	No
g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes	No
h. Were all payments made to or on behalf of professionals approved by the court?	Yes	No	N/A
i. Do you have: Worker’s compensation insurance?	Yes	No
If yes, are your premiums current?	Yes	No	N/A	(if no, see Instructions	)
Casualty/property insurance?	Yes	No
If yes, are your premiums current?	Yes	No	N/A	(if no, see Instructions	)
General liability insurance?	Yes	No
If yes, are your premiums current?	Yes	No	N/A	(if no, see Instructions	)
j. Has a plan of reorganization been filed with the court?	Yes	No
k. Has a disclosure statement been filed with the court?	Yes	No
l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes	No

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Debtor’s Name ConfirmNet Corporation	Case No. 23-80012

Part 8: Individual Chapter 11 Debtors (Only)
a.	Gross income (receipts) from salary and wages	$0

b.	Gross income (receipts) from self-employment	$0

c.	Gross income from all other sources	$0

d.	Total income in the reporting period (a+b+c)	$0

e.	Payroll deductions	$0

f.	Self-employment related expenses	$0

g.	Living expenses	$0

h.	All other expenses	$0

i.	Total expenses in the reporting period (e+f+g+h)	$0

j.	Difference between total income and total expenses (d-i)	$0

k.	List the total amount of all postpetition debts that are past due	$0

l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes	No
m.	If yes, have you made all Domestic Support Obligation payments?	Yes	No	N/A

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Amit K. Garg	Amit K. Garg
Signature of Responsible Party	Printed Name of Responsible Party

Chief Financial Officer	02/21/2024
Title	Date

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Debtor’s Name ConfirmNet Corporation	Case No. 23-80012

1

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Debtor’s Name ConfirmNet Corporation	Case No. 23-80012

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Debtor’s Name ConfirmNet Corporation	Case No. 23-80012

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In re: EBIX, INC., et al.	MOR-1
Statement of Cash Receipts and Disbursements - (Unaudited)	Lead Case No: 23-80004
Reporting Period: January 1 - January 31, 2024

Ebix, Inc.
Receipts
Customer Receipts	$12,165,459
Other Receipts	7,819
Debt Proceeds	—

Total Receipts	$12,173,278
Disbursements
Payroll & Benefits	$(3,621,387)
3rd Party Trade Vendors	(1,977,002)
Ordinary Course Professionals	—
Taxes & Duties	(242,341)
Other Operating Disbursements	(113,750)

Total Disbursements	$(5,954,481)

Net Operating Cash Flow	$6,218,797

Other Non-Operating Cash Flows	$—
Restructuring Professional Fees	(2,178,628)
Debt Service - Fees	(212,546)

Total Non-operating Cash Flows	$(2,391,174)
Intercompany
Intercompany Transfers (receipts)	—
Intercompany Transfers (disbursements)	(2,911,126)

Intercompany Transfers (net)	$(2,911,126)

Net Cash Flow	$916,496

Beginning Bank Cash	$19,640,955
Net Cash Flow	916,496

Ending Bank Cash	$20,557,451

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MOR-2
In re: EBIX, INC., et al.	Lead Case No: 23-80004
Balance Sheet as of January 31, 2024 - (Unaudited)	Reporting Period: January 1 - January 31, 2024

	Ebix, Inc.	P.B. Systems, Inc.	Facts Services, Inc.	Agency Solutions.com, LLC d/b/a/ Health Connect LLC	ConfirmNet Corporation	A.D.A.M., Inc.
Assets
Current Assets:
Cash and Cash equivalents	$21,520,086	$—	$—	$—	$—	$—
Fiduciary funds—restricted	—	—	—	—	—	—
Accounts receivable, less allowance	27,265,898	64,260	134,104	71,257	7,614,681	937,268
Intercompany receivable	80,621,380	—	—	—	—	—
Other current assets	7,454,487	—	—	1,723	300	69,630

Total current assets	$136,861,852	$64,260	$134,104	$72,980	$7,614,981	$1,006,898
Property and equipment, net	22,367,853	6,492	153	(0)	—	20,948
Right-of-Use Assets	348,070	578,351	—	—	—	127,458
Goodwill	192,040,854	—	4,706,870	20,404,124	13,540,891	60,111,616
Intangible assets, net	3,838,801	—	226,104	0	(0)	222,667
Indefinite-lived intangibles	14,240,000	—	—	—	—	—
Capitalized software development costs, net	639,503	—	—	—	—	—
Deferred tax assets, net—long-term	22,033,811	—	(8,308)	(992,339)	3,074,537	1,921,924
Other assets	147,427,303	—	(5,216,707)	—	—	—

Total assets	$539,798,047	$649,103	$(157,784)	$19,484,765	$24,230,408	$63,411,512

Liabilities & Equity
Current Liabilities
Accounts Payable and accrued expenses	$10,767,515	$—	$—	$169	$—	$36,981
Accrued payroll and related benefits	1,860,030	—	6,938	14,204	3,865	14,806
Working capital facility	—	—	—	—	—	—
Fiduciary funds liability—restricted	—	—	—	—	—	—
Short term debt	85,000,000	—	—	—	—	—
Current portion of long term debt and capital lease obligations	—	—	—	—	—	—
Intercompany payable	1,641,091	928,711	(82,153)	18,129	422,448	(31,315)
Deferred revenue	—	—	—	—	—	—
Short term lease liability	—	—	—	—	—	—
Other current liabilities	360	—	—	—	—	—

Total Current Liabilities	$99,268,996	$928,711	$(75,214)	$32,502	$426,313	$20,472
Liabilities Subject to Compromise
Accounts Payable and accrued expenses	$3,052,399	$34,700	$—	$6,074	$10,842	$161,134
Accrued payroll and related benefits	386,458	—	268	1,319	1,004	576
Working capital facility	—	—	—	—	—	—
Fiduciary funds liability—restricted	—	—	—	—	—	—
Short term debt	586,498,210	—	—	—	—	—
Current portion of long term debt and capital lease obligations	115,471	—	—	—	—	—
Intercompany payable	303,282,320	49,576,672	(4,669,565)	(4,745,420)	9,464,805	(36,903,570)
Deferred revenue	24,216,558	—	114,200	2,189	199,602	1,005,517
Short term lease liability	371,340	—	—	—	—	—
Other current liabilities	(6,412)	—	—	—	(1,648)	(51,470)

Total Liabilities Subject to Compromise	$917,916,344	$49,611,372	$(4,555,097)	$(4,735,838)	$9,674,604	$(35,787,814)
Long term debt and capital lease obligation, less current portion	12,811	—	—	—	—	—
Other liabilities	13,332,179	—	—	—	—	—
Earnout contingencies	—	—	—	—	—	—
Put option liability	—	—	—	—	—	—
Long term lease liability	617,218	—	—	—	—	—

Total liabilities	$1,031,147,548	$50,540,084	$(4,630,311)	$(4,703,336)	$10,100,916	$(35,767,342)
Common stock, $.10 par value	3,782,609	—	—	—	—	—
Additional paid-in capital	3,840,495	—	—	20,000,000	21,532,000	88,420,090
Treasury stock	—	—	—	—	—	—
Retained earnings	(509,666,366)	(49,890,981)	4,472,527	4,188,101	(7,402,508)	10,758,764
Accumulated other comprehensive income	(529,688)	—	—	—	—	—

Total Ebix, Inc. stockholders’ equity	$(502,572,951)	$(49,890,981)	$4,472,527	$24,188,101	$14,129,492	$99,178,854
Noncontrolling interest	11,223,450	—	—	—	—	—

Total stockholders’ equity	$(491,349,501)	$(49,890,981)	$4,472,527	$24,188,101	$14,129,492	$99,178,854

Total Liabilities & Equity	$539,798,047	$649,103	$(157,784)	$19,484,765	$24,230,408	$63,411,512

Case 23-80004-swe11  Doc 376  Filed 02/21/24  Entered 02/21/24 17:32:03  Desc

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In re: EBIX, INC., et al.	MOR-3
Statement of Operations for the month of January 2024 - (Unaudited)	Lead Case No: 23-80004
Reporting Period: January 1 - January 31, 2024

	Ebix, Inc.	P.B. Systems, Inc.	Facts Services, Inc.	Agency Solutions.com, LLC d/b/a/ Health Connect LLC	ConfirmNet Corporation	A.D.A.M., Inc.
Revenue
Operating Revenue	$11,025,318	$21,420	$65,712	$155,276	$97,378	$246,642

Total Revenue	11,025,318	21,420	65,712	155,276	97,378	246,642
Operating Expenses
Services and other costs	5,054,215	901,120	31,810	101,288	490,804	157,444
Product Development	1,367,169	32,150	29,919	49,529	—	31,500
Sales and Marketing	999,768	—	—	24,992	—	—
General and Administrative	1,678,873	(1,229)	—	(7,592)	55,425	(13,176)
Amortization and Depreciation	306,910	16,890	10,277	—	—	9,787

Total Operating Income	$1,618,384	$(927,511)	$(6,295)	$(12,942)	$(448,850)	$61,087

Interest Income	—	—	—	—	—	—
Interest Expense	(394,853)	—	—	—	—	—
Reorganization Fees	(5,489,681)	—	—	—	—	—
Other non-operating income	—	—	—	—	—	—
Foreign exchange gain/loss	—	—	—	—	—	—

Income before taxes	$(4,266,150)	$(927,511)	$(6,295)	$(12,942)	$(448,850)	$61,087

Income tax expenses	—	—	—	—	—	—
Net Income (loss) including noncontrolling interest	—	—	—	—	—	—
Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—

Net income (loss)	$(4,266,150)	$(927,511)	$(6,295)	$(12,942)	$(448,850)	$61,087

Case 23-80004-swe11  Doc 376  Filed 02/21/24  Entered 02/21/24 17:32:03  Desc

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In re: EBIX, INC., et al.	MOR-4
Accounts Receivable Aging	Lead Case No: 23-80004
Reporting Period: January 1 - January 31, 2024

Entity	Current	30 Days	60 Days	90 Days	120 Days	Allowance for Doubtful Accounts	Total
Ebix, Inc.	$16,608,015	$2,928,533	$1,175,095	$528,486	$9,839,785	$(7,110,266)	$23,969,649
P.B. Systems, Inc.	42,840	—	—	21,420	190,687	(190,687)	64,260
Facts Services, Inc.	177,324	6,737	(99,517)	9,055	52,820	(12,316)	134,104
Agency Solutions.com, LLC d/b/a/ Health Connect LLC	20,818	9,848	5,355	1,534	51,488	(17,787)	71,257
ConfirmNet Corporation	322,894	21,705	20,553	179,969	7,171,662	(147,116)	7,569,667
A.D.A.M., Inc.	725,401	60,355	(46,100)	123,173	(242,899)	(288,495)	331,436

Total Accounts Receivable	$17,897,293	$3,027,178	$1,055,386	$863,637	$17,063,544	$(7,766,665)	$32,140,373

Case 23-80004-swe11  Doc 376  Filed 02/21/24  Entered 02/21/24 17:32:03  Desc

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In re: EBIX, INC., et al.	MOR-5
Disbursements by Entity	Lead Case No: 23-80004
Reporting Period: January 1 - January 31, 2024

Date	Check Number	Amount	Vendor	Entity
1/2/2024		$(11,043.90)	Provident Life & Acci	Ebix, Inc.
1/2/2024		(3,123.63)	Optum Bank	Ebix, Inc.
1/2/2024		(31,382.00)	Bankcard	Ebix, Inc.
1/2/2024		(2,538.17)	Microsoft	Ebix, Inc.
1/2/2024		(2,515.63)	Microsoft	Ebix, Inc.
1/2/2024		(2,504.35)	Microsoft	Ebix, Inc.
1/2/2024		(2,503.83)	Microsoft	Ebix, Inc.
1/2/2024		(1,567.50)	Optum Bank	Ebix, Inc.
1/2/2024		(867.57)	Google	Ebix, Inc.
1/2/2024		(540.80)	Extra Space	Ebix, Inc.
1/2/2024		(523.40)	Extra Space	Ebix, Inc.
1/2/2024		(500.00)	Google	Ebix, Inc.
1/2/2024		(500.00)	Google	Ebix, Inc.
1/2/2024		(399.00)	Fueled Inc.	Ebix, Inc.
1/2/2024		(350.90)	Extra Space	Ebix, Inc.
1/2/2024		(273.40)	App River	Ebix, Inc.
1/2/2024		(119.36)	Amazon	Ebix, Inc.
1/2/2024		(87.19)	Amazon	Ebix, Inc.
1/2/2024		(79.67)	Amazon	Ebix, Inc.
1/2/2024		(79.67)	Amazon	Ebix, Inc.
1/2/2024		(77.13)	Google	Ebix, Inc.
1/2/2024		(69.00)	Fueled Inc.	Ebix, Inc.
1/2/2024		(63.58)	Amazon	Ebix, Inc.
1/2/2024		(53.59)	Amazon	Ebix, Inc.
1/2/2024		(53.59)	Amazon	Ebix, Inc.
1/2/2024		(52.82)	Amazon	Ebix, Inc.
1/2/2024		(47.69)	Lyft	Ebix, Inc.
1/2/2024		(42.99)	Network Solutions	Ebix, Inc.
1/2/2024		(35.00)	Sinch Mailgun	Ebix, Inc.
1/2/2024		(33.60)	Amazon	Ebix, Inc.
1/2/2024		(28.45)	Lyft	Ebix, Inc.
1/2/2024		(23.02)	Lyft	Ebix, Inc.
1/2/2024		(22.45)	Lyft	Ebix, Inc.
1/2/2024		(21.96)	Lyft	Ebix, Inc.
1/2/2024		(21.05)	Authnet	Ebix, Inc.
1/2/2024		(20.45)	Lyft	Ebix, Inc.
1/2/2024		(19.92)	Lyft	Ebix, Inc.
1/2/2024		(19.89)	Amazon	Ebix, Inc.
1/2/2024		(19.70)	Lyft	Ebix, Inc.
1/2/2024		(15.53)	Lyft	Ebix, Inc.
1/2/2024		(15.41)	Bankcard	Ebix, Inc.
1/2/2024		(15.00)	SMTP 2 Go	Ebix, Inc.
1/2/2024		(12.84)	Lyft	Ebix, Inc.
1/2/2024		(10.84)	Lyft	Ebix, Inc.
1/2/2024		(10.84)	Lyft	Ebix, Inc.
1/2/2024		(10.84)	Lyft	Ebix, Inc.
1/2/2024		(10.84)	Lyft	Ebix, Inc.
1/2/2024		(1.99)	Network Solutions	Ebix, Inc.
1/2/2024	14154	(3,300.00)	KARL J. KREDER, MD	Ebix, Inc.
1/2/2024	14170	(500.00)	Anh Nguyen	Ebix, Inc.
1/2/2024	14174	(800.00)	SAM G PAPPAS	Ebix, Inc.
1/2/2024	14214	(800.00)	SAM G PAPPAS	Ebix, Inc.
1/3/2024		(23,821.87)	Commonwealth of Massachusetts	Ebix, Inc.
1/3/2024		(4,278.00)	Connecticut Department of Revenue Services	Ebix, Inc.
1/3/2024		(2,505.50)	Microsoft	Ebix, Inc.
1/3/2024		(1,339.75)	Utah State Tax Commission	Ebix, Inc.
1/3/2024		(1,079.78)	The Guardian	Ebix, Inc.
1/3/2024		(776.87)	Nevada Tax Center	Ebix, Inc.
1/3/2024		(500.00)	Google	Ebix, Inc.
1/3/2024		(380.00)	ClickBack	Ebix, Inc.

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Date	Check Number	Amount	Vendor	Entity
1/3/2024		(90.00)	Rustici Software	Ebix, Inc.
1/3/2024		(89.85)	Payflow	Ebix, Inc.
1/3/2024		(85.71)	Amazon	Ebix, Inc.
1/3/2024		(54.10)	Payflow	Ebix, Inc.
1/3/2024		(54.10)	Payflow	Ebix, Inc.
1/3/2024		(42.99)	Network Solutions	Ebix, Inc.
1/3/2024		(40.00)	Payflow	Ebix, Inc.
1/3/2024		(36.43)	Amazon	Ebix, Inc.
1/3/2024		(34.86)	Amazon	Ebix, Inc.
1/3/2024		(22.44)	Lyft	Ebix, Inc.
1/3/2024		(11.97)	Lyft	Ebix, Inc.
1/3/2024		(11.47)	Rackspace	Ebix, Inc.
1/3/2024		(11.40)	ClickBack	Ebix, Inc.
1/3/2024		(11.01)	Lyft	Ebix, Inc.
1/3/2024		(10.84)	Lyft	Ebix, Inc.
1/3/2024		(0.33)	Rackspace	Ebix, Inc.
1/3/2024	14230	(4,694.14)	EXHIBITS SOUTH	Ebix, Inc.
1/4/2024		(10,005.00)	David Dugdale	Ebix, Inc.
1/4/2024		(8,800.00)	Renee Cocchi	Ebix, Inc.
1/4/2024		(1,315,577.86)	Paycom Payroll	Ebix, Inc.
1/4/2024		(83,564.78)	Paycom Payroll	Ebix, Inc.
1/4/2024		(67,099.61)	Paycom Payroll	Ebix, Inc.
1/4/2024		(2,505.25)	Microsoft	Ebix, Inc.
1/4/2024		(2,504.36)	Microsoft	Ebix, Inc.
1/4/2024		(127.90)	Cintas Corporation	Ebix, Inc.
1/4/2024		(56.10)	Amazon	Ebix, Inc.
1/4/2024		(54.85)	Amazon	Ebix, Inc.
1/4/2024		(53.42)	Amazon	Ebix, Inc.
1/4/2024		(53.42)	Amazon	Ebix, Inc.
1/4/2024		(47.98)	Network Solutions	Ebix, Inc.
1/4/2024		(39.01)	Amazon	Ebix, Inc.
1/4/2024		(36.80)	Amazon	Ebix, Inc.
1/4/2024		(21.07)	Amazon	Ebix, Inc.
1/4/2024		(19.99)	Amazon	Ebix, Inc.
1/4/2024		(18.34)	Lyft	Ebix, Inc.
1/4/2024		(16.99)	Amazon	Ebix, Inc.
1/4/2024		(15.79)	Lyft	Ebix, Inc.
1/4/2024		(13.60)	Lyft	Ebix, Inc.
1/4/2024		(12.99)	Lyft	Ebix, Inc.
1/4/2024		(12.84)	Lyft	Ebix, Inc.
1/4/2024		(11.97)	Lyft	Ebix, Inc.
1/4/2024		(10.84)	Lyft	Ebix, Inc.
1/4/2024	14080	(3,000.00)	JOHN KOUTRAS	Ebix, Inc.
1/4/2024	14156	(200.00)	Steven Lesk	Ebix, Inc.
1/4/2024	14171	(4,800.00)	RAMINDER NIRULA, MD, FACS	Ebix, Inc.
1/5/2024		(37,450.00)	ACORD	Ebix, Inc.
1/5/2024		(23,606.68)	Cyxtera Communications	Ebix, Inc.
1/5/2024		(21,208.55)	Rocket Software Inc	Ebix, Inc.
1/5/2024		(16,054.11)	365 Operating Co LLC	Ebix, Inc.
1/5/2024		(11,000.00)	ACCR COUNCIL FOR CONT	Ebix, Inc.
1/5/2024		(6,925.94)	Iterable Inc	Ebix, Inc.
1/5/2024		(3,721.32)	NCC Group Solutions	Ebix, Inc.
1/5/2024		(2,897.40)	Big Commerce Inc	Ebix, Inc.
1/5/2024		(2,483.87)	K&C Building Maintenan	Ebix, Inc.
1/5/2024		(1,425.00)	Philomena Dicicco	Ebix, Inc.
1/5/2024		(704.00)	CATHERINE CREASMAN	Ebix, Inc.
1/5/2024		(480.00)	Kelley Allison Turner	Ebix, Inc.
1/5/2024		(85.39)	WELLS FARGO FINANCIAL	Ebix, Inc.
1/5/2024		(10,966.27)	Veracode Inc	Ebix, Inc.
1/5/2024		(8,878.73)	Aspose Pty Ltd	Ebix, Inc.
1/5/2024		(2,553.93)	Microsoft	Ebix, Inc.
1/5/2024		(2,064.97)	Vonage	Ebix, Inc.
1/5/2024		(1,354.84)	Gagan Garg	Ebix, Inc.
1/5/2024		(903.23)	Amit Kumar Chouksey	Ebix, Inc.
1/5/2024		(52.92)	Amazon	Ebix, Inc.

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Date	Check Number	Amount	Vendor	Entity
1/5/2024		(32.52)	Braintree	Ebix, Inc.
1/5/2024		(21.20)	Lyft	Ebix, Inc.
1/5/2024		(13.39)	Lyft	Ebix, Inc.
1/5/2024		(10.84)	Lyft	Ebix, Inc.
1/5/2024	1033	(900.00)	Viraj Maniar	Ebix, Inc.
1/5/2024	14160	(450.00)	Viraj Maniar	Ebix, Inc.
1/8/2024		(97,565.49)	Craftsman Printing Inc	Ebix, Inc.
1/8/2024		(13,500.00)	Fusion LLC	Ebix, Inc.
1/8/2024		(2,400.00)	Lumen	Ebix, Inc.
1/8/2024		(362,521.01)	First Insurance	Ebix, Inc.
1/8/2024		(15,100.00)	Sawnee Electric	Ebix, Inc.
1/8/2024		(4,034.08)	Optum Bank	Ebix, Inc.
1/8/2024		(2,521.87)	Microsoft	Ebix, Inc.
1/8/2024		(2,504.67)	Microsoft	Ebix, Inc.
1/8/2024		(1,206.20)	Delta Airlines	Ebix, Inc.
1/8/2024		(866.07)	United Airlines	Ebix, Inc.
1/8/2024		(858.59)	Google	Ebix, Inc.
1/8/2024		(654.20)	Delta Airlines	Ebix, Inc.
1/8/2024		(601.20)	Delta Airlines	Ebix, Inc.
1/8/2024		(500.00)	Google	Ebix, Inc.
1/8/2024		(496.84)	Waste Management	Ebix, Inc.
1/8/2024		(375.00)	Klaviyo Inc	Ebix, Inc.
1/8/2024		(334.53)	Google	Ebix, Inc.
1/8/2024		(319.89)	Google	Ebix, Inc.
1/8/2024		(165.47)	Google	Ebix, Inc.
1/8/2024		(105.87)	Sam’s Club	Ebix, Inc.
1/8/2024		(58.30)	Amazon	Ebix, Inc.
1/8/2024		(49.50)	Amazon	Ebix, Inc.
1/8/2024		(42.99)	Network Solutions	Ebix, Inc.
1/8/2024		(36.80)	Amazon	Ebix, Inc.
1/8/2024		(24.02)	Lyft	Ebix, Inc.
1/8/2024		(22.86)	Lyft	Ebix, Inc.
1/8/2024		(21.15)	Lyft	Ebix, Inc.
1/8/2024		(15.82)	GoDaddy.com	Ebix, Inc.
1/8/2024		(15.63)	Lyft	Ebix, Inc.
1/8/2024		(13.00)	Lyft	Ebix, Inc.
1/8/2024		(10.84)	Lyft	Ebix, Inc.
1/8/2024		(10.84)	Lyft	Ebix, Inc.
1/8/2024		(10.84)	Lyft	Ebix, Inc.
1/8/2024		(10.84)	Lyft	Ebix, Inc.
1/8/2024		(2.50)	Network Solutions	Ebix, Inc.
1/8/2024	1041	(150.00)	CHERIE PAQUETTE, MD	Ebix, Inc.
1/8/2024	14045	(150.00)	CHERIE PAQUETTE, MD	Ebix, Inc.
1/8/2024	14079	(1,320.00)	GIIssues Inc.	Ebix, Inc.
1/8/2024	14151	(1,320.00)	GIIssues Inc.	Ebix, Inc.
1/8/2024	14176	(375.00)	GREG PRESSMAN	Ebix, Inc.
1/8/2024	14208	(440.00)	GIIssues Inc.	Ebix, Inc.
1/9/2024		(76,529.84)	John Hancock	Ebix, Inc.
1/9/2024		(2,506.01)	Microsoft	Ebix, Inc.
1/9/2024		(1,811.92)	Optum Bank	Ebix, Inc.
1/9/2024		(142.23)	Amazon	Ebix, Inc.
1/9/2024		(74.99)	Amazon	Ebix, Inc.
1/9/2024		(70.48)	Amazon	Ebix, Inc.
1/9/2024		(54.38)	Lyft	Ebix, Inc.
1/9/2024		(42.99)	Network Solutions	Ebix, Inc.
1/9/2024		(24.00)	Omnione	Ebix, Inc.
1/9/2024		(22.54)	Lyft	Ebix, Inc.
1/9/2024		(21.19)	Amazon	Ebix, Inc.
1/9/2024		(20.69)	Lyft	Ebix, Inc.
1/9/2024		(17.47)	Lyft	Ebix, Inc.
1/9/2024		(16.99)	Amazon	Ebix, Inc.
1/9/2024		(16.99)	Amazon	Ebix, Inc.
1/9/2024		(12.84)	Lyft	Ebix, Inc.
1/9/2024		(12.84)	Lyft	Ebix, Inc.
1/9/2024		(10.99)	Lyft	Ebix, Inc.

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Date	Check Number	Amount	Vendor	Entity
1/9/2024	1038	(300.00)	Naren Nimmagadda	Ebix, Inc.
1/9/2024	14054	(3,000.00)	Melinda Deye	Ebix, Inc.
1/10/2024		(109,700.62)	Paycom Payroll	Ebix, Inc.
1/10/2024		(986.92)	Optum Bank	Ebix, Inc.
1/10/2024		(388.51)	Microsoft	Ebix, Inc.
1/10/2024		(170.38)	Optum Bank	Ebix, Inc.
1/10/2024		(140.27)	Amazon	Ebix, Inc.
1/10/2024		(124.68)	Kroger	Ebix, Inc.
1/10/2024		(83.98)	Network Solutions	Ebix, Inc.
1/10/2024		(80.00)	MxToolbox	Ebix, Inc.
1/10/2024		(56.22)	Amazon	Ebix, Inc.
1/10/2024		(53.42)	Amazon	Ebix, Inc.
1/10/2024		(52.92)	Amazon	Ebix, Inc.
1/10/2024		(52.15)	Amazon	Ebix, Inc.
1/10/2024		(36.43)	Amazon	Ebix, Inc.
1/10/2024		(22.24)	Lyft	Ebix, Inc.
1/10/2024		(18.95)	Cloud Cover Music	Ebix, Inc.
1/10/2024		(15.82)	GoDaddy.com	Ebix, Inc.
1/10/2024		(14.80)	Lyft	Ebix, Inc.
1/10/2024		(12.84)	Lyft	Ebix, Inc.
1/10/2024		(11.99)	Lyft	Ebix, Inc.
1/10/2024		(10.97)	Lyft	Ebix, Inc.
1/10/2024		(10.84)	Lyft	Ebix, Inc.
1/11/2024		(1,750,000.00)	Omni Agent Solutions	Ebix, Inc.
1/11/2024		(409.40)	Extra Space	Ebix, Inc.
1/11/2024		(134.67)	Hyatt Hotels	Ebix, Inc.
1/11/2024		(132.33)	Amazon	Ebix, Inc.
1/11/2024		(127.90)	Cintas Corporation	Ebix, Inc.
1/11/2024		(80.73)	Amazon	Ebix, Inc.
1/11/2024		(60.00)	Twilio Inc	Ebix, Inc.
1/11/2024		(56.79)	Amazon	Ebix, Inc.
1/11/2024		(56.63)	Amazon	Ebix, Inc.
1/11/2024		(56.42)	Amazon	Ebix, Inc.
1/11/2024		(53.36)	Amazon	Ebix, Inc.
1/11/2024		(52.92)	Amazon	Ebix, Inc.
1/11/2024		(52.92)	Amazon	Ebix, Inc.
1/11/2024		(52.92)	Amazon	Ebix, Inc.
1/11/2024		(52.92)	Amazon	Ebix, Inc.
1/11/2024		(40.40)	Amazon	Ebix, Inc.
1/11/2024		(34.91)	Amazon	Ebix, Inc.
1/11/2024		(32.93)	Amazon	Ebix, Inc.
1/11/2024		(21.19)	Amazon	Ebix, Inc.
1/11/2024		(19.99)	Amazon	Ebix, Inc.
1/11/2024		(19.99)	Amazon	Ebix, Inc.
1/11/2024		(17.93)	Lyft	Ebix, Inc.
1/11/2024		(16.99)	Amazon	Ebix, Inc.
1/11/2024		(15.64)	Lyft	Ebix, Inc.
1/11/2024		(10.87)	Lyft	Ebix, Inc.
1/11/2024	14133	(500.00)	Ann Garment	Ebix, Inc.
1/12/2024		(87,239.34)	Berkley Technology Und	Ebix, Inc.
1/12/2024		(21,853.29)	365 Operating Co LLC	Ebix, Inc.
1/12/2024		(16,146.90)	EMPLOYEETECH	Ebix, Inc.
1/12/2024		(7,592.99)	De Lage Landen	Ebix, Inc.
1/12/2024		(2,704.85)	LEAF	Ebix, Inc.
1/12/2024		(1,442.31)	Elizabeth Temple	Ebix, Inc.
1/12/2024		(1,320.00)	Renee Cocchi	Ebix, Inc.
1/12/2024		(300.00)	NRAI	Ebix, Inc.
1/12/2024		(100.00)	Meridian Intelligent S	Ebix, Inc.
1/12/2024		(2.70)	New Relic Inc	Ebix, Inc.
1/12/2024		(47,169.46)	Paycom Payroll	Ebix, Inc.
1/12/2024		(329.23)	Jersey Mikes	Ebix, Inc.
1/12/2024		(56.79)	Amazon	Ebix, Inc.
1/12/2024		(56.79)	Amazon	Ebix, Inc.
1/12/2024		(56.63)	Amazon	Ebix, Inc.
1/12/2024		(56.42)	Amazon	Ebix, Inc.

Case 23-80004-swe11  Doc 376  Filed 02/21/24  Entered 02/21/24 17:32:03  Desc

Main Document  Page 25 of 32

Date	Check Number	Amount	Vendor	Entity
1/12/2024		(55.00)	Amazon	Ebix, Inc.
1/12/2024		(21.66)	Lyft	Ebix, Inc.
1/12/2024		(20.48)	Lyft	Ebix, Inc.
1/12/2024		(19.99)	Amazon	Ebix, Inc.
1/12/2024		(10.89)	Lyft	Ebix, Inc.
1/12/2024		(10.84)	Lyft	Ebix, Inc.
1/12/2024	14094	(200.00)	The Children’s Heart Clinic, PA	Ebix, Inc.
1/16/2024		(83,787.55)	John Hancock	Ebix, Inc.
1/16/2024		(4,007.69)	Optum Bank	Ebix, Inc.
1/16/2024		(3,297.50)	PNC Bank	Ebix, Inc.
1/16/2024		(1,191.42)	Fairmont Orchid	Ebix, Inc.
1/16/2024		(700.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
1/16/2024		(700.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
1/16/2024		(593.44)	Optum Bank	Ebix, Inc.
1/16/2024		(404.01)	Hyatt Hotels	Ebix, Inc.
1/16/2024		(269.34)	Hyatt Hotels	Ebix, Inc.
1/16/2024		(269.34)	Hyatt Hotels	Ebix, Inc.
1/16/2024		(200.00)	Optum Bank	Ebix, Inc.
1/16/2024		(134.67)	Hyatt Hotels	Ebix, Inc.
1/16/2024		(58.53)	Lyft	Ebix, Inc.
1/16/2024		(46.93)	Lyft	Ebix, Inc.
1/16/2024		(41.41)	Lyft	Ebix, Inc.
1/16/2024		(20.99)	Lyft	Ebix, Inc.
1/16/2024		(20.77)	Lyft	Ebix, Inc.
1/16/2024		(19.40)	Lyft	Ebix, Inc.
1/16/2024		(17.99)	Lyft	Ebix, Inc.
1/16/2024		(17.89)	Lyft	Ebix, Inc.
1/16/2024		(17.25)	Lyft	Ebix, Inc.
1/16/2024		(16.99)	Lyft	Ebix, Inc.
1/16/2024		(14.74)	Lyft	Ebix, Inc.
1/16/2024		(14.59)	Lyft	Ebix, Inc.
1/16/2024		(14.33)	Lyft	Ebix, Inc.
1/16/2024		(13.01)	Lyft	Ebix, Inc.
1/16/2024		(12.86)	Lyft	Ebix, Inc.
1/16/2024		(12.84)	Lyft	Ebix, Inc.
1/16/2024		(12.84)	Lyft	Ebix, Inc.
1/16/2024		(12.77)	Lyft	Ebix, Inc.
1/16/2024		(12.23)	Lyft	Ebix, Inc.
1/16/2024		(11.34)	Lyft	Ebix, Inc.
1/16/2024		(10.88)	Lyft	Ebix, Inc.
1/16/2024		(10.84)	Lyft	Ebix, Inc.
1/16/2024	14201	(4,519.75)	BRIGHAM AND WOMEN’S HOSPITAL	Ebix, Inc.
1/16/2024	14226	(3,896.61)	BRIGHAM AND WOMEN’S HOSPITAL	Ebix, Inc.
1/17/2024		(49,810.30)	Paycom Payroll	Ebix, Inc.
1/17/2024		(2,657.84)	IBM CORPORATION	Ebix, Inc.
1/17/2024		(700.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
1/17/2024		(127.16)	Maine Revenue Services	Ebix, Inc.
1/17/2024		(38.39)	Lyft	Ebix, Inc.
1/17/2024		(20.86)	Lyft	Ebix, Inc.
1/17/2024		(19.72)	Lyft	Ebix, Inc.
1/17/2024		(16.61)	Lyft	Ebix, Inc.
1/17/2024		(11.03)	Lyft	Ebix, Inc.
1/17/2024	14209	(800.00)	Sarah Ruth Lombardo	Ebix, Inc.
1/18/2024		(45,993.75)	Cathy Wesler	Ebix, Inc.
1/18/2024		(28,333.00)	Ascension Growth	Ebix, Inc.
1/18/2024		(21,855.28)	365 Operating Co LLC	Ebix, Inc.
1/18/2024		(20,276.88)	Amazon Web Services	Ebix, Inc.
1/18/2024		(10,990.00)	Spark IPS	Ebix, Inc.
1/18/2024		(8,200.00)	Keyword Artist	Ebix, Inc.
1/18/2024		(5,000.00)	EMPLOYEETECH	Ebix, Inc.
1/18/2024		(5,000.00)	BenefitFront	Ebix, Inc.
1/18/2024		(4,298.44)	DATASYSTEM SOLUTIONS	Ebix, Inc.
1/18/2024		(3,447.58)	EMPRISE TECHNOLOGIES	Ebix, Inc.
1/18/2024		(1,500.00)	James Warne Schmidley	Ebix, Inc.
1/18/2024		(1,125.00)	Ana Echenique	Ebix, Inc.

Case 23-80004-swe11  Doc 376  Filed 02/21/24  Entered 02/21/24 17:32:03  Desc

Main Document  Page 26 of 32

Date	Check Number	Amount	Vendor	Entity
1/18/2024		(1,000.00)	William Steinberg	Ebix, Inc.
1/18/2024		(900.00)	David Bushnell MD	Ebix, Inc.
1/18/2024		(880.00)	Frank N Salamone	Ebix, Inc.
1/18/2024		(876.00)	CATHERINE CREASMAN	Ebix, Inc.
1/18/2024		(792.00)	Alan B. Grosbach	Ebix, Inc.
1/18/2024		(745.00)	Michelle Vaughn	Ebix, Inc.
1/18/2024		(709.10)	DEBORAH GUIN	Ebix, Inc.
1/18/2024		(680.00)	Amy I Hall	Ebix, Inc.
1/18/2024		(632.50)	David Dugdale	Ebix, Inc.
1/18/2024		(500.00)	Frank D Brodkey	Ebix, Inc.
1/18/2024		(499.00)	NRAI	Ebix, Inc.
1/18/2024		(400.00)	EMILY MEALER	Ebix, Inc.
1/18/2024		(250.00)	Niloofar Latifi	Ebix, Inc.
1/18/2024		(250.00)	Judith Joyce, MD	Ebix, Inc.
1/18/2024		(250.00)	Andrew J Higdon	Ebix, Inc.
1/18/2024		(200.00)	Raj Murali	Ebix, Inc.
1/18/2024		(200.00)	Armando S. Herradura,	Ebix, Inc.
1/18/2024		(180.65)	Mineral Inc	Ebix, Inc.
1/18/2024		(156.00)	Kelley Allison Turner	Ebix, Inc.
1/18/2024		(150.00)	J Ivan Lopez	Ebix, Inc.
1/18/2024		(125.00)	Michael T Vest	Ebix, Inc.
1/18/2024		(125.00)	Suchita Shah Sata	Ebix, Inc.
1/18/2024		(125.00)	Christine m Lucarelli	Ebix, Inc.
1/18/2024		(125.00)	Mona Krouss	Ebix, Inc.
1/18/2024		(100.00)	Luc Jasmin	Ebix, Inc.
1/18/2024		(15.82)	Iterable Inc	Ebix, Inc.
1/18/2024		(1,258,982.62)	Paycom Payroll	Ebix, Inc.
1/18/2024		(235,209.23)	Mayor Brown LLP	Ebix, Inc.
1/18/2024		(193,418.73)	FTI Consulting	Ebix, Inc.
1/18/2024		(107,584.91)	Google	Ebix, Inc.
1/18/2024		(50,466.35)	Paycom Payroll	Ebix, Inc.
1/18/2024		(45,026.40)	Avcom Infotech pvt ltd	Ebix, Inc.
1/18/2024		(14,161.56)	IBM CORPORATION	Ebix, Inc.
1/18/2024		(3,000.00)	Gagan Garg	Ebix, Inc.
1/18/2024		(2,532.15)	Paycom Payroll	Ebix, Inc.
1/18/2024		(2,000.00)	Amit Kumar Chouksey	Ebix, Inc.
1/18/2024		(450.00)	Renan Ribeiro E Ribeiro	Ebix, Inc.
1/18/2024		(24.22)	Lyft	Ebix, Inc.
1/18/2024		(14.78)	Lyft	Ebix, Inc.
1/18/2024		(10.84)	Lyft	Ebix, Inc.
1/18/2024		(10.84)	Lyft	Ebix, Inc.
1/19/2024		(60,000.00)	Donald L Deye	Ebix, Inc.
1/19/2024		(4,484.45)	Guardian Concentration	Ebix, Inc.
1/19/2024		(28,594.22)	Paycom Payroll	Ebix, Inc.
1/19/2024		(27,522.00)	New York State Department of Taxation and Finance	Ebix, Inc.
1/19/2024		(23,063.20)	State Comptroller	Ebix, Inc.
1/19/2024		(9,863.92)	Comptroller of the State of Maryland	Ebix, Inc.
1/19/2024		(3,559.23)	Florida Department of Revenue	Ebix, Inc.
1/19/2024		(658.60)	CRX International	Ebix, Inc.
1/19/2024		(336.54)	Paycom Payroll	Ebix, Inc.
1/19/2024		(126.67)	Amazon	Ebix, Inc.
1/19/2024		(119.51)	Amazon	Ebix, Inc.
1/19/2024		(119.51)	Amazon	Ebix, Inc.
1/19/2024		(106.70)	Kimchi Red	Ebix, Inc.
1/19/2024		(84.47)	Amazon	Ebix, Inc.
1/19/2024		(82.38)	Amazon	Ebix, Inc.
1/19/2024		(77.90)	Amazon	Ebix, Inc.
1/19/2024		(64.49)	Amazon	Ebix, Inc.
1/19/2024		(55.52)	Amazon	Ebix, Inc.
1/19/2024		(53.59)	Amazon	Ebix, Inc.
1/19/2024		(32.19)	Lyft	Ebix, Inc.
1/19/2024		(30.00)	United States Citizenship and Immigration Services	Ebix, Inc.
1/19/2024		(30.00)	United States Citizenship and Immigration Services	Ebix, Inc.
1/19/2024		(30.00)	United States Citizenship and Immigration Services	Ebix, Inc.
1/19/2024		(23.32)	Lyft	Ebix, Inc.

Case 23-80004-swe11  Doc 376  Filed 02/21/24  Entered 02/21/24 17:32:03  Desc

Main Document  Page 27 of 32

Date	Check Number	Amount	Vendor	Entity
1/19/2024		(19.98)	Amazon	Ebix, Inc.
1/19/2024		(14.41)	Lyft	Ebix, Inc.
1/19/2024		(0.99)	Apple	Ebix, Inc.
1/19/2024	14077	(1,000.00)	John Brennan	Ebix, Inc.
1/22/2024		(212,546.40)	Regions Bank	Ebix, Inc.
1/22/2024		(116,713.20)	Paycom Payroll	Ebix, Inc.
1/22/2024		(6,429.96)	New Jersey Division of Taxation	Ebix, Inc.
1/22/2024		(3,043.78)	Microsoft	Ebix, Inc.
1/22/2024		(2,659.20)	Indiana Department of Revenue	Ebix, Inc.
1/22/2024		(1,000.00)	Fire Systems Inc	Ebix, Inc.
1/22/2024		(757.01)	Zoom U Systems Inc	Ebix, Inc.
1/22/2024		(468.00)	Survey Monkey	Ebix, Inc.
1/22/2024		(339.88)	Alabama Department of Revenue	Ebix, Inc.
1/22/2024		(155.00)	Sam’s Club	Ebix, Inc.
1/22/2024		(130.40)	Atlassian	Ebix, Inc.
1/22/2024		(129.31)	Amazon	Ebix, Inc.
1/22/2024		(110.55)	Amazon	Ebix, Inc.
1/22/2024		(105.25)	Amazon	Ebix, Inc.
1/22/2024		(100.00)	Intrinio	Ebix, Inc.
1/22/2024		(99.78)	Amazon	Ebix, Inc.
1/22/2024		(98.12)	Amazon	Ebix, Inc.
1/22/2024		(87.19)	Amazon	Ebix, Inc.
1/22/2024		(84.46)	Amazon	Ebix, Inc.
1/22/2024		(82.08)	Amazon	Ebix, Inc.
1/22/2024		(80.03)	Amazon	Ebix, Inc.
1/22/2024		(75.51)	Amazon	Ebix, Inc.
1/22/2024		(70.82)	Alabama Department of Revenue	Ebix, Inc.
1/22/2024		(55.52)	Amazon	Ebix, Inc.
1/22/2024		(55.52)	Amazon	Ebix, Inc.
1/22/2024		(55.20)	Amazon	Ebix, Inc.
1/22/2024		(53.52)	GoDaddy.com	Ebix, Inc.
1/22/2024		(51.92)	Amazon	Ebix, Inc.
1/22/2024		(51.92)	Amazon	Ebix, Inc.
1/22/2024		(51.19)	Amazon	Ebix, Inc.
1/22/2024		(51.07)	Lyft	Ebix, Inc.
1/22/2024		(49.99)	PayPal	Ebix, Inc.
1/22/2024		(48.97)	Amazon	Ebix, Inc.
1/22/2024		(43.88)	Amazon	Ebix, Inc.
1/22/2024		(42.99)	Network Solutions	Ebix, Inc.
1/22/2024		(39.90)	Amazon	Ebix, Inc.
1/22/2024		(34.33)	Amazon	Ebix, Inc.
1/22/2024		(33.60)	Amazon	Ebix, Inc.
1/22/2024		(30.73)	Amazon	Ebix, Inc.
1/22/2024		(30.59)	Lyft	Ebix, Inc.
1/22/2024		(21.18)	Amazon	Ebix, Inc.
1/22/2024		(19.99)	Amazon	Ebix, Inc.
1/22/2024		(19.99)	Lyft	Ebix, Inc.
1/22/2024		(19.99)	Amazon	Ebix, Inc.
1/22/2024		(19.99)	Amazon	Ebix, Inc.
1/22/2024		(19.99)	Amazon	Ebix, Inc.
1/22/2024		(19.98)	Amazon	Ebix, Inc.
1/22/2024		(19.97)	Lyft	Ebix, Inc.
1/22/2024		(19.17)	Lyft	Ebix, Inc.
1/22/2024		(17.91)	Lyft	Ebix, Inc.
1/22/2024		(17.59)	Amazon	Ebix, Inc.
1/22/2024		(16.66)	Lyft	Ebix, Inc.
1/22/2024		(16.66)	Lyft	Ebix, Inc.
1/22/2024		(15.82)	GoDaddy.com	Ebix, Inc.
1/22/2024		(14.87)	Lyft	Ebix, Inc.
1/22/2024		(12.87)	Lyft	Ebix, Inc.
1/22/2024		(12.68)	Lyft	Ebix, Inc.
1/22/2024		(10.84)	Lyft	Ebix, Inc.
1/22/2024		(10.84)	Lyft	Ebix, Inc.
1/22/2024		(10.84)	Lyft	Ebix, Inc.
1/22/2024		(10.00)	PNC Bank	Ebix, Inc.

Case 23-80004-swe11  Doc 376  Filed 02/21/24  Entered 02/21/24 17:32:03  Desc

Main Document  Page 28 of 32

Date	Check Number	Amount	Vendor	Entity
1/22/2024		(9.73)	Lyft	Ebix, Inc.
1/22/2024		(5.00)	Lyft	Ebix, Inc.
1/22/2024		(4.00)	Lyft	Ebix, Inc.
1/22/2024		8.88	ExtendedStay	Ebix, Inc.
1/22/2024	14258	(25,820.54)	IBM CORPORATION	Ebix, Inc.
1/22/2024	14265	(72.33)	UPS SUPPLY CHAIN SOLUTIONS	Ebix, Inc.
1/22/2024	14266	(1,255.74)	UPS	Ebix, Inc.
1/22/2024	14273	(32,677.87)	S&P GLOBAL MARKET INTELLIGENCE	Ebix, Inc.
1/23/2024		(6,177.87)	Atlanta Office Technol	Ebix, Inc.
1/23/2024		(27,900.03)	Paycom Payroll	Ebix, Inc.
1/23/2024		(16,880.50)	Sun Life Canada	Ebix, Inc.
1/23/2024		(15,000.00)	PA Department of Revenue	Ebix, Inc.
1/23/2024		(14,410.42)	Sun Life Canada	Ebix, Inc.
1/23/2024		(8,517.75)	Arizona Department of Revenue	Ebix, Inc.
1/23/2024		(4,557.89)	South Carolina Department of Revenue	Ebix, Inc.
1/23/2024		(2,966.00)	Illinois Department of Revenue	Ebix, Inc.
1/23/2024		(2,496.25)	Michigan Department of Treasury	Ebix, Inc.
1/23/2024		(2,268.15)	Virginia Department of Taxation	Ebix, Inc.
1/23/2024		(2,233.00)	Minnesota Department of Revenue	Ebix, Inc.
1/23/2024		(1,972.12)	Wisconsin Department of Revenue	Ebix, Inc.
1/23/2024		(1,802.88)	Optum Bank	Ebix, Inc.
1/23/2024		(1,799.53)	Iowa Department of Revenue	Ebix, Inc.
1/23/2024		(1,570.00)	City and County of Denver	Ebix, Inc.
1/23/2024		(1,500.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
1/23/2024		(1,204.21)	Hotels.com	Ebix, Inc.
1/23/2024		(954.32)	Sun Life Health	Ebix, Inc.
1/23/2024		(683.20)	American Express	Ebix, Inc.
1/23/2024		(595.13)	North Carolina Department of Revenue	Ebix, Inc.
1/23/2024		(460.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
1/23/2024		(460.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
1/23/2024		(393.00)	State of Louisiana	Ebix, Inc.
1/23/2024		(98.96)	Network Solutions	Ebix, Inc.
1/23/2024		(59.27)	Amazon	Ebix, Inc.
1/23/2024		(45.95)	Amazon	Ebix, Inc.
1/23/2024		(42.99)	Network Solutions	Ebix, Inc.
1/23/2024		(21.86)	Lyft	Ebix, Inc.
1/23/2024		(18.99)	Lyft	Ebix, Inc.
1/23/2024		(18.74)	Lyft	Ebix, Inc.
1/23/2024		(16.99)	Lyft	Ebix, Inc.
1/23/2024		(13.89)	Lyft	Ebix, Inc.
1/23/2024		(13.88)	Lyft	Ebix, Inc.
1/23/2024		(12.78)	Lyft	Ebix, Inc.
1/23/2024		(12.71)	Lyft	Ebix, Inc.
1/23/2024		(10.89)	Lyft	Ebix, Inc.
1/23/2024		(10.89)	Lyft	Ebix, Inc.
1/23/2024	1027	(1,000.00)	Ira Jacobson	Ebix, Inc.
1/23/2024	14197	(440.00)	ROY WONG, MD	Ebix, Inc.
1/23/2024	14222	(880.00)	ROY WONG, MD	Ebix, Inc.
1/23/2024	14264	(198.00)	StarkOncology Consulting LLC	Ebix, Inc.
1/23/2024	14267	(19,249.92)	Zywave Inc	Ebix, Inc.
1/24/2024		(12,000.00)	Melinda Deye	Ebix, Inc.
1/24/2024		(1,542.80)	DEBORAH GUIN	Ebix, Inc.
1/24/2024		(110,948.32)	Paycom Payroll	Ebix, Inc.
1/24/2024		(20,465.45)	PA Department of Revenue	Ebix, Inc.
1/24/2024		(10,341.00)	Tennessee Department of Revenue	Ebix, Inc.
1/24/2024		(2,025.41)	Delta Airlines	Ebix, Inc.
1/24/2024		(1,359.36)	West Virginia State Treasury	Ebix, Inc.
1/24/2024		(774.71)	American Express	Ebix, Inc.
1/24/2024		(202.27)	Hotels.com	Ebix, Inc.
1/24/2024		(166.88)	Hotels.com	Ebix, Inc.
1/24/2024		(148.96)	Amazon	Ebix, Inc.
1/24/2024		(135.07)	Hotels.com	Ebix, Inc.
1/24/2024		(122.23)	Amazon	Ebix, Inc.
1/24/2024		(78.85)	Amazon	Ebix, Inc.
1/24/2024		(78.75)	Amazon	Ebix, Inc.

Case 23-80004-swe11  Doc 376  Filed 02/21/24  Entered 02/21/24 17:32:03  Desc

Main Document  Page 29 of 32

Date	Check Number	Amount	Vendor	Entity
1/24/2024		(78.41)	Amazon	Ebix, Inc.
1/24/2024		(69.15)	Amazon	Ebix, Inc.
1/24/2024		(63.33)	Amazon	Ebix, Inc.
1/24/2024		(19.99)	Amazon	Ebix, Inc.
1/24/2024		(19.98)	Lyft	Ebix, Inc.
1/24/2024		(18.75)	Lyft	Ebix, Inc.
1/24/2024		(17.99)	Amazon	Ebix, Inc.
1/24/2024		(15.66)	Lyft	Ebix, Inc.
1/24/2024		(13.17)	Lyft	Ebix, Inc.
1/24/2024		(12.78)	Lyft	Ebix, Inc.
1/24/2024	14158	(800.00)	Sarah Ruth Lombardo	Ebix, Inc.
1/25/2024		(108,557.92)	Zakipoint Health Inc	Ebix, Inc.
1/25/2024		(18,039.99)	FCI Cyber	Ebix, Inc.
1/25/2024		(17,838.38)	365 Operating Co LLC	Ebix, Inc.
1/25/2024		(15,150.00)	Workiva Inc	Ebix, Inc.
1/25/2024		(11,131.17)	Craftsman Printing Inc	Ebix, Inc.
1/25/2024		(11,049.11)	Twilio Inc	Ebix, Inc.
1/25/2024		(6,100.00)	Dan Celia	Ebix, Inc.
1/25/2024		(6,000.00)	Cathy Wesler	Ebix, Inc.
1/25/2024		(5,662.51)	Change Healthcare	Ebix, Inc.
1/25/2024		(3,459.00)	MGECOM, Inc.	Ebix, Inc.
1/25/2024		(2,929.50)	Big Commerce Inc	Ebix, Inc.
1/25/2024		(2,884.62)	Elizabeth Temple	Ebix, Inc.
1/25/2024		(2,850.00)	Philomena Dicicco	Ebix, Inc.
1/25/2024		(2,191.69)	Cleveland Clinic Educa	Ebix, Inc.
1/25/2024		(2,030.43)	CATHERINE CREASMAN	Ebix, Inc.
1/25/2024		(1,862.70)	DEBORAH GUIN	Ebix, Inc.
1/25/2024		(1,764.29)	Atlanta Office Technol	Ebix, Inc.
1/25/2024		(1,606.87)	Amy I Hall	Ebix, Inc.
1/25/2024		(1,500.00)	Reputation Capital Med	Ebix, Inc.
1/25/2024		(1,350.00)	Bryan E Anderson	Ebix, Inc.
1/25/2024		(1,000.00)	Dynamic Inquiry LLC	Ebix, Inc.
1/25/2024		(1,000.00)	David B. Powers	Ebix, Inc.
1/25/2024		(1,000.00)	Michael Miloro	Ebix, Inc.
1/25/2024		(1,000.00)	Elie M. Ferneini, MD,	Ebix, Inc.
1/25/2024		(1,000.00)	Ashley Clark	Ebix, Inc.
1/25/2024		(1,000.00)	Andrea B. Burke	Ebix, Inc.
1/25/2024		(960.00)	EMILY MEALER	Ebix, Inc.
1/25/2024		(900.00)	David Bushnell MD	Ebix, Inc.
1/25/2024		(750.00)	Margaret Spence MD	Ebix, Inc.
1/25/2024		(661.50)	Carolyn Donahoe	Ebix, Inc.
1/25/2024		(625.00)	Thomas Metkus	Ebix, Inc.
1/25/2024		(621.87)	TeamSupport LLC	Ebix, Inc.
1/25/2024		(527.05)	Accuimage	Ebix, Inc.
1/25/2024		(500.00)	Dynamic Inquiry LLC	Ebix, Inc.
1/25/2024		(500.00)	David W Todd DMD MD	Ebix, Inc.
1/25/2024		(500.00)	George John Linsenmey	Ebix, Inc.
1/25/2024		(500.00)	Michael T Goupil	Ebix, Inc.
1/25/2024		(500.00)	Cynthia T. Franck	Ebix, Inc.
1/25/2024		(500.00)	Lawrence Angelo Cuzali	Ebix, Inc.
1/25/2024		(460.00)	Myla Lorenzo-Wilson	Ebix, Inc.
1/25/2024		(400.00)	Joshua Nazeer Omade’	Ebix, Inc.
1/25/2024		(375.00)	Judith Joyce, MD	Ebix, Inc.
1/25/2024		(320.00)	Michelle Vaughn	Ebix, Inc.
1/25/2024		(300.00)	J Ivan Lopez	Ebix, Inc.
1/25/2024		(250.00)	Suchita Shah Sata	Ebix, Inc.
1/25/2024		(250.00)	Christine m Lucarelli	Ebix, Inc.
1/25/2024		(250.00)	Andrew J Higdon	Ebix, Inc.
1/25/2024		(200.00)	Raj Murali	Ebix, Inc.
1/25/2024		(200.00)	Andrew Sedivy	Ebix, Inc.
1/25/2024		(200.00)	Armando S. Herradura,	Ebix, Inc.
1/25/2024		(191.25)	Thomas Brenn	Ebix, Inc.
1/25/2024		(138.25)	University of Pittsbur	Ebix, Inc.
1/25/2024		(125.00)	Bradley Allen Sharpe	Ebix, Inc.
1/25/2024		(125.00)	Melissa L. P. Mattison	Ebix, Inc.

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Date	Check Number	Amount	Vendor	Entity
1/25/2024		(125.00)	Niloofar Latifi	Ebix, Inc.
1/25/2024		(125.00)	Mona Krouss	Ebix, Inc.
1/25/2024		(101.25)	Merriam dba World Clas	Ebix, Inc.
1/25/2024		(100.00)	Luc Jasmin	Ebix, Inc.
1/25/2024		(84,700.00)	US Postmaster Wire	Ebix, Inc.
1/25/2024		(81,392.98)	John Hancock	Ebix, Inc.
1/25/2024		(40,000.00)	Claritas Advisors LLC - Wire	Ebix, Inc.
1/25/2024		(33,491.19)	US Trustee	Ebix, Inc.
1/25/2024		(30,000.00)	Jill M. Krueger - Wire	Ebix, Inc.
1/25/2024		(5,548.88)	Fairmont Orchid	Ebix, Inc.
1/25/2024		(4,098.54)	OHIO DEPARTMENT OF TAXATION	Ebix, Inc.
1/25/2024		(3,857.30)	Fairmont Orchid	Ebix, Inc.
1/25/2024		(2,820.28)	Microsoft	Ebix, Inc.
1/25/2024		(2,008.11)	Paycom Payroll	Ebix, Inc.
1/25/2024		(2,000.00)	Google	Ebix, Inc.
1/25/2024		(1,627.82)	Sheraton	Ebix, Inc.
1/25/2024		(1,312.27)	Aspose Pty Ltd - Wire	Ebix, Inc.
1/25/2024		(1,005.20)	Delta Airlines	Ebix, Inc.
1/25/2024		(1,000.00)	Google	Ebix, Inc.
1/25/2024		(650.21)	American Express	Ebix, Inc.
1/25/2024		(513.75)	Bankcard	Ebix, Inc.
1/25/2024		(500.00)	Eduardo Valmaseda Castellon	Ebix, Inc.
1/25/2024		(500.00)	US Trustee	Ebix, Inc.
1/25/2024		(255.80)	Cintas Corporation	Ebix, Inc.
1/25/2024		(249.09)	Stericycle Inc	Ebix, Inc.
1/25/2024		(248.50)	Fueled Inc.	Ebix, Inc.
1/25/2024		(200.00)	Dr Priya Ramachandran Menon	Ebix, Inc.
1/25/2024		(55.08)	Maja Cikes MD PhD	Ebix, Inc.
1/25/2024		(30.73)	Amazon	Ebix, Inc.
1/25/2024		(18.95)	Lyft	Ebix, Inc.
1/25/2024		(12.89)	Lyft	Ebix, Inc.
1/25/2024		(12.78)	Lyft	Ebix, Inc.
1/25/2024		(10.89)	Lyft	Ebix, Inc.
1/25/2024	14253	(1,559.00)	ALL STAR SUPER STORAGE	Ebix, Inc.
1/25/2024	14262	(5,566.45)	Precision Data Systems	Ebix, Inc.
1/26/2024		(17,500.00)	Pavan Bhalla	Ebix, Inc.
1/26/2024		(15,000.00)	Pitney Bowes Bank In	Ebix, Inc.
1/26/2024		(13,059.00)	Donald L Deye	Ebix, Inc.
1/26/2024		(4,698.51)	UC REGENTS- SAN FRAN	Ebix, Inc.
1/26/2024		(1,500.00)	Joseph E Cillo Jr.	Ebix, Inc.
1/26/2024		(1,341.75)	Brigham and Women’s	Ebix, Inc.
1/26/2024		(1,000.00)	Srinivasa Rama Chandra	Ebix, Inc.
1/26/2024		(765.90)	ERIC ENDLICH, PHD	Ebix, Inc.
1/26/2024		(558.56)	Antoine Douaihy	Ebix, Inc.
1/26/2024		(500.00)	Julia R. Plevnia	Ebix, Inc.
1/26/2024		(500.00)	James C. Melville	Ebix, Inc.
1/26/2024		(500.00)	Thomas Halaszynski	Ebix, Inc.
1/26/2024		(500.00)	Janina Golob Deeb	Ebix, Inc.
1/26/2024		(233.79)	Jacqueline E Birknes	Ebix, Inc.
1/26/2024		(190.80)	AMERICAN GERIATRICS	Ebix, Inc.
1/26/2024		(157.13)	Univ of Chicago Dept	Ebix, Inc.
1/26/2024		(55.08)	Scott Solomon	Ebix, Inc.
1/26/2024		(10.00)	Christopher V Bussche	Ebix, Inc.
1/26/2024		(12,500.00)	Hans Ueli Keller	Ebix, Inc.
1/26/2024		(12,500.00)	ND Eckert Esq and Mrs. NL Eckert	Ebix, Inc.
1/26/2024		(12,500.00)	Streichenberg Attorneys at Law	Ebix, Inc.
1/26/2024		(3,500.00)	Google	Ebix, Inc.
1/26/2024		(1,395.76)	KANSAS DEPTARTMENT OF REVENUE	Ebix, Inc.
1/26/2024		(1,000.00)	Google	Ebix, Inc.
1/26/2024		(1,000.00)	Digicert Lehi	Ebix, Inc.
1/26/2024		(905.78)	Fire Systems Inc	Ebix, Inc.
1/26/2024		(626.00)	Washington State Department of Licensing	Ebix, Inc.
1/26/2024		(537.54)	Perimeter Office	Ebix, Inc.
1/26/2024		(500.00)	Google	Ebix, Inc.
1/26/2024		(500.00)	Google	Ebix, Inc.

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Date	Check Number	Amount	Vendor	Entity
1/26/2024		(312.33)	Malwarebytes	Ebix, Inc.
1/26/2024		(252.42)	Seattle City Finance	Ebix, Inc.
1/26/2024		(108.99)	Amazon	Ebix, Inc.
1/26/2024		(92.43)	Amazon	Ebix, Inc.
1/26/2024		(87.19)	Amazon	Ebix, Inc.
1/26/2024		(79.88)	LE MEKONG	Ebix, Inc.
1/26/2024		(65.22)	Amazon	Ebix, Inc.
1/26/2024		(65.22)	Amazon	Ebix, Inc.
1/26/2024		(65.21)	Amazon	Ebix, Inc.
1/26/2024		(59.89)	Amazon	Ebix, Inc.
1/26/2024		(58.16)	Amazon	Ebix, Inc.
1/26/2024		(53.59)	Amazon	Ebix, Inc.
1/26/2024		(53.59)	Amazon	Ebix, Inc.
1/26/2024		(33.60)	Amazon	Ebix, Inc.
1/26/2024		(21.18)	Amazon	Ebix, Inc.
1/26/2024		(10.92)	Lyft	Ebix, Inc.
1/26/2024		(10.89)	Lyft	Ebix, Inc.
1/26/2024		(10.89)	Lyft	Ebix, Inc.
1/26/2024		(10.89)	Lyft	Ebix, Inc.
1/26/2024		(10.89)	Lyft	Ebix, Inc.
1/26/2024		(4.00)	FileLocal	Ebix, Inc.
1/26/2024		(4.00)	FileLocal	Ebix, Inc.
1/26/2024		(1.00)	KUBRA	Ebix, Inc.
1/26/2024		(1.00)	KUBRA	Ebix, Inc.
1/26/2024	14255	(500.00)	Edward Bridgeford	Ebix, Inc.
1/26/2024	14269	(271.88)	EZOT, INC	Ebix, Inc.
1/29/2024		(4.50)	Lyft	Ebix, Inc.
1/29/2024		(10.89)	Lyft	Ebix, Inc.
1/29/2024		(10.89)	Lyft	Ebix, Inc.
1/29/2024		(11.78)	Lyft	Ebix, Inc.
1/29/2024		(11.99)	Lyft	Ebix, Inc.
1/29/2024		(12.89)	Lyft	Ebix, Inc.
1/29/2024		(18.23)	Lyft	Ebix, Inc.
1/29/2024		(18.31)	Lyft	Ebix, Inc.
1/29/2024		(18.97)	Amazon	Ebix, Inc.
1/29/2024		(19.15)	Lyft	Ebix, Inc.
1/29/2024		(21.65)	Lyft	Ebix, Inc.
1/29/2024		(53.58)	Amazon	Ebix, Inc.
1/29/2024		(53.58)	Amazon	Ebix, Inc.
1/29/2024		(59.68)	Amazon	Ebix, Inc.
1/29/2024		(59.89)	Amazon	Ebix, Inc.
1/29/2024		(60.45)	Amazon	Ebix, Inc.
1/29/2024		(65.24)	Amazon	Ebix, Inc.
1/29/2024		(66.94)	Amazon	Ebix, Inc.
1/29/2024		(66.94)	Amazon	Ebix, Inc.
1/29/2024		(73.08)	Amazon	Ebix, Inc.
1/29/2024		(165.10)	Sam’s Club	Ebix, Inc.
1/29/2024		(500.00)	Google	Ebix, Inc.
1/29/2024		(2,509.80)	Microsoft	Ebix, Inc.
1/29/2024		(500.00)	Paycom Payroll	Ebix, Inc.
1/29/2024		(1,532.85)	Fedex	Ebix, Inc.
1/29/2024		(3,200.00)	Renee Cocchi	Ebix, Inc.
1/29/2024		(7,053.00)	OHIO DEPARTMENT OF TAXATION	Ebix, Inc.
1/29/2024		(7,942.16)	Atlanta Office Technol	Ebix, Inc.
1/29/2024		(14,527.90)	STATE OF WASHINGTON	Ebix, Inc.
1/29/2024		(49,499.78)	Anthem Blue Cross Blue Shield	Ebix, Inc.
1/29/2024	14256	(25,000.00)	BRIGHAM AND WOMEN’S HOSPITAL	Ebix, Inc.
1/29/2024	14257	(13,341.70)	Getty Images, Inc.	Ebix, Inc.
1/29/2024	14275	(183.94)	CANON FINANCIAL SERVICES, INC	Ebix, Inc.
1/29/2024	14281	(40.00)	Federation of Chirop Lic Board	Ebix, Inc.
1/29/2024	14292	(300.00)	W. STEVEN METZER, MD	Ebix, Inc.
1/29/2024	14304	(562.77)	UPS	Ebix, Inc.
1/30/2024		(10.87)	Lyft	Ebix, Inc.
1/30/2024		(10.89)	Lyft	Ebix, Inc.
1/30/2024		(10.95)	Lyft	Ebix, Inc.

Case 23-80004-swe11  Doc 376  Filed 02/21/24  Entered 02/21/24 17:32:03  Desc

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Date	Check Number	Amount	Vendor	Entity
1/30/2024		(11.99)	Lyft	Ebix, Inc.
1/30/2024		(12.87)	Lyft	Ebix, Inc.
1/30/2024		(16.12)	Lyft	Ebix, Inc.
1/30/2024		(16.94)	Lyft	Ebix, Inc.
1/30/2024		(16.99)	Amazon	Ebix, Inc.
1/30/2024		(16.99)	Amazon	Ebix, Inc.
1/30/2024		(17.59)	Amazon	Ebix, Inc.
1/30/2024		(19.65)	Amazon	Ebix, Inc.
1/30/2024		(19.99)	Amazon	Ebix, Inc.
1/30/2024		(33.60)	Amazon	Ebix, Inc.
1/30/2024		(39.90)	Amazon	Ebix, Inc.
1/30/2024		(49.99)	PayPal	Ebix, Inc.
1/30/2024		(50.59)	Amazon	Ebix, Inc.
1/30/2024		(52.42)	Amazon	Ebix, Inc.
1/30/2024		(57.03)	Amazon	Ebix, Inc.
1/30/2024		(65.24)	Amazon	Ebix, Inc.
1/30/2024		(65.24)	Amazon	Ebix, Inc.
1/30/2024		(77.02)	Amazon	Ebix, Inc.
1/30/2024		(77.02)	Amazon	Ebix, Inc.
1/30/2024		(199.00)	Shogun	Ebix, Inc.
1/30/2024		(500.00)	Google	Ebix, Inc.
1/30/2024		(2,094.50)	Esmart Payroll	Ebix, Inc.
1/30/2024		(1,052.81)	Paycom Payroll	Ebix, Inc.
1/30/2024		(6,250.00)	Priyanka Kaul	Ebix, Inc.
1/30/2024		(968.66)	The Guardian	Ebix, Inc.
1/30/2024		(4,878.09)	Optum Bank	Ebix, Inc.
1/30/2024		(6,191.09)	Optum Bank	Ebix, Inc.
1/30/2024		(10,100.00)	Workiva Inc	Ebix, Inc.
1/30/2024	14270	(1,700.00)	FULTON COUNTY FINANCE DEPT	Ebix, Inc.
1/30/2024	14279	(214.23)	Everbank	Ebix, Inc.
1/30/2024	14286	(282.58)	KENNETH W. HOOVER	Ebix, Inc.
1/30/2024	14291	(500.00)	Thomas Michael Loughnoy	Ebix, Inc.
1/30/2024	14297	(1,320.00)	INGRAM ROBERTS MD	Ebix, Inc.
1/30/2024	14299	(410.00)	Service Express, Inc	Ebix, Inc.
1/31/2024		(6.00)	Lyft	Ebix, Inc.
1/31/2024		(10.89)	Lyft	Ebix, Inc.
1/31/2024		(11.80)	Lyft	Ebix, Inc.
1/31/2024		(13.89)	Lyft	Ebix, Inc.
1/31/2024		(13.91)	Lyft	Ebix, Inc.
1/31/2024		(14.16)	Lyft	Ebix, Inc.
1/31/2024		(15.00)	Smtp2Go	Ebix, Inc.
1/31/2024		(65.24)	Amazon	Ebix, Inc.
1/31/2024		(72.29)	Amazon	Ebix, Inc.
1/31/2024		(350.90)	Extra Space	Ebix, Inc.
1/31/2024		(500.00)	Google	Ebix, Inc.
1/31/2024		(523.40)	Extra Space	Ebix, Inc.
1/31/2024		(698.22)	AJR, INC	Ebix, Inc.
1/31/2024		(4,548.56)	Hubspot Inc	Ebix, Inc.
1/31/2024		250.00	Paycom Payroll	Ebix, Inc.
1/31/2024	14278	(636.03)	CONCORD III	Ebix, Inc.
1/31/2024	14298	(300.00)	JOHN SCHWANKHAUS, MD	Ebix, Inc.
1/31/2024	14302	(792.00)	TODD M. TUTTLE, MD	Ebix, Inc.
1/31/2024	14303	(1,297.26)	UPS SUPPLY CHAIN SOLUTIONS	Ebix, Inc.
1/31/2024		(1,421.22)	PNC Bank	Ebix, Inc.
		$(8,345,655.18)		Ebix, Inc. Subtotal
		$(8,345,655.18)		Grand Total